SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Information Statement
[X] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                              CREATIVE VISTAS, INC.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
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    3)   Filing Party:
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    4)   Date Filed:
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
                              CREATIVE VISTAS, INC.
                       4909 EAST McDOWELL ROAD, SUITE 100
                           PHOENIX, ARIZONA 85008-4293
                                 (602) 225-0504

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                 March 17, 2003

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY.


To the Stockholders of Creative Vistas, Inc.:

     Notice is hereby given that the annual meeting (the "Annual Meeting") of the stockholders of Creative Vistas, Inc., an Arizona corporation ("CVI" or the "Company"), will be held at 4909 East McDowell Road, Phoenix, Arizona 85008-4293 on April 10, 2003, at 9:00 a.m. Phoenix, Arizona time, for the following purposes, all as more fully set forth in the attached statement:

     1. To elect directors to serve for a period of one year and until the next annual meeting of stockholders or until their successors are elected and qualified; and

     2. To approve the selection of Semple & Cooper, L.L.P. as the Company's independent certified public accounts for the fiscal year ended 2003.

     Only holders of record of common stock of the Company ("Common Stock") at the close of business on March 6, 2003, will be entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof.

     The directors and officers of the Company beneficially own in excess of 96% of the Common Stock of the Company and have advised the Company that they intend to vote in favor of the proposals.

     The Board of Directors of the Company believes that the proposals are in the best interest of the Company and recommends their adoption.

     The Company's principal executive office address is 4909 East McDowell Road, Suite 100, Phoenix, Arizona 85008-4293.

      The Company will bear all of the costs of the preparation and dissemination of the Information Statement. No consideration has been or will be paid to any officer, director, or employee of the Company in connection with the Information Statement.

     If there are any questions or further information is required with respect to the Information Statement, please contact Mary A. Nance, Treasurer, at 4909 East McDowell Road, Phoenix, Arizona 85008-4293, 602-225-0504.

                                By order of the Board of Directors,

                                By: /s/ Ronald E. Warnicke
                                   -----------------------------------
                                   Ronald E. Warnicke, Secretary

                              CREATIVE VISTAS, INC.
                       4909 EAST McDOWELL ROAD, SUITE 100
                           PHOENIX, ARIZONA 85008-4293

           ----------------------------------------------------------

                              INFORMATION STATEMENT

           ----------------------------------------------------------

     This Information Statement is furnished to stockholders by the management of Creative Vistas, an Arizona corporation (the "Company" or "CVI"), at the direction of the Board of Directors in connection with the Annual Meeting of Stockholders of the Company to be held at the Company's executive offices located at 4909 East McDowell Road, Phoenix, Arizona 85008-4293 on April 10, 2003, at 9:00 a.m. Phoenix, Arizona time, and at any postponement or adjournment thereof (collectively the "Annual Meeting").

                               GENERAL INFORMATION

     This Information Statement and the accompanying Notice of Annual Meeting will be first mailed or given to CVI stockholders on or about March 17, 2003. All shares of CVI's common stock, no par value per share (the "Common Stock"), represented in person will be eligible to be voted at the Annual Meeting.

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                     ARE REQUESTED NOT TO SEND US A PROXY.

     The Board of Directors of the Company have proposed action be taken on the corporate matters outlined in this information statement, consisting of (1) the election of directors of the Company to serve for a period of one year and until their successors are elected and qualified; and (2) the approval of the selection of Semple & Cooper, L.L.P. as the Company's independent certified public accounts for 2003.

     Stockholders of record at the close of business on March 6, 2003, are entitled to notice of and to vote at the Annual Meeting. There are currently outstanding 10,000,000 shares of Common Stock of the Company. Each outstanding share of common stock as of the close of business on the record date, March 6, 2003, is entitled to one vote on each matter to be voted upon, except the election of directors which is cumulative. It is expected that the directors and officers of the Company, as of the record date, will beneficially own in excess of 96% of the outstanding Common Stock of the Company and they have advised the Company that they intend to vote in favor of the proposals.

CUMULATIVE VOTING RIGHTS

     Each stockholder entitled to vote at the Annual Meeting will have cumulative voting rights with respect to the election of directors; that is the stockholder will have an aggregate number of votes in the election of directors equal to the number of directors to be elected multiplied by the number of shares of Common Stock of the Company held by such stockholder on the record date. The resulting aggregate number of votes may be cast by the stockholder for the election of any single nominee, or the stockholder may distribute such votes among any number of all the nominees. The nominees receiving the highest number of votes will be elected to the Board of Directors. The cumulative voting rights may be exercised in person or by proxy and there are no conditions precedent to the exercise of such rights.

                              ELECTION OF DIRECTORS

     At the Annual Meeting, two directors are to be elected to serve for one year and until the next annual meeting of stockholders or until their successors are elected and qualified. Each nominee is listed below, together with his age, the period during which he has served as director, and a description of his business experience during the last five years. Rudy R. Miller and Ronald E. Warnicke are presently the only directors of the Company.

     Management knows of no current circumstances which would render any nominee herein unable to accept nomination or election.

                   PROPOSED NOMINEES FOR ELECTION AS DIRECTORS
                         AND INFORMATION CONCERNING THEM

          Name                 Age             Position in the Company
          ----                 ---             -----------------------
     Rudy R. Miller             56        President and Director

     Ronald E. Warnicke         62        Vice President, Secretary and Director

     RUDY R. MILLER is President and a Director of the Company. He has been President since the inception of the Company in 1996. The Company has conducted no business since it was formed. Mr. Miller devotes as much time as is required to maintain the Company in its current inactive operating status. Since 1993, Mr. Miller has served as Chairman, President and Chief Executive Officer of Miller Capital Corporation, a diversified financial management consulting firm. He also serves as a member of the Board of Directors of Global Entertainment Corporation, a sports and entertainment company.

     RONALD E. WARNICKE is Vice President, Secretary and a Director of the Company. He has served as Vice President, Secretary and a Director since the Company was formed in 1996. Mr. Warnicke devotes as much time as is required to maintain the Company, which has conducted no business since it was formed. Mr. Warnicke is a practicing bankruptcy attorney at the law firm of Warnicke and Littler, P.C., which was formed in 1989.

VOTE REQUIRED

     The two nominees receiving the highest number of votes cast at the Annual Meeting will be elected. The directors and officers of the Company, as of the record date, beneficially owned in excess of 96% of the Common Stock of the Company and have advised the Company that they intend to vote in favor of the nominees set forth above. Therefore, abstentions and broker non-votes will have no effect on the election of the directors.

                  ADDITIONAL EXECUTIVE OFFICERS

         Name                   Age          Position in the Company
         ----                   ---          -----------------------
     Mary A. Nance              60                 Treasurer

     MARY A. NANCE has been Treasurer since the forming of the Company in 1996. She devotes as much time as is required to maintain the Company in its current inactive operating status. Ms. Nance is presently Executive Vice President of Miller Capital Corporation, a diversified financial management consulting firm, and has service in various financial and administrative capacities for Miller Capital since 1977.

                         SECURITIES OWNERSHIP OF CERTAIN
                   BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

     The following table sets forth, as of March 7, 2003, the beneficial ownership of shares of Common Stock of the Company by (i) each person known by the Company to beneficially own more than 5% of the Company's Common Stock, (ii) each Director, (iii) each Named Executive Officer and (iv) all Directors and executive officers of the Company as a group. This information was determined in accordance with Rule 13(d)-3 under the Securities and Exchange Act of 1934, as amended, and is based upon the information furnished to the Company by the persons listed below. Except as otherwise indicated, each stockholder listed possesses sole voting and investment power with respect to the shares indicated as being beneficially owned.

                                      Number of Shares            Percent of
     Name and Address                  Beneficial Held            Class Owned
     ----------------                  ---------------            -----------
Miller Capital Corporation               5,161,398 (1)               51.6%
4909 E McDowell Road
Phoenix, AZ 85008-4293

Tudor Investments LTD                    4,474,778 (2)               44.7%
Profit Sharing Plan
1411  North 3rd
Phoenix, AZ 85004

Mary A. Nance                               25,000                    .25%
4909 E. McDowell Road
Phoenix, AZ 85008-4193

All directors and executive
officers as a group (3 people)           9,661,176                   96.6%

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(1)  Shares  held of  record  by Miller  Capital  Corporation,  all of which are beneficially owned by Rudy R. Miller, President and a Director of the Company.
(2) Shares held of record by Tudor Investments LTD Profit Sharing Plan, all of which are beneficially owned by Ronald E. Warnicke, Vice President, Secretary and a Director of the Company.

            COMPENSATION OF DIRECTORS, OFFICERS AND COMMITTEE MEMBERS

     Presently the Company's directors and officers do not receive compensation for their services and the Company does not expect to provide compensation for such services while it has no active business operations. The Company has not established any committees and is not required to do so as an OTC Bulletin Board company.

     The Board of Directors held three meetings during the fiscal year ended September 30, 2002. All members of the Board of Directors were present at each meeting.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors has selected Semple & Cooper, LLP ("Semple & Cooper") as the Company's independent public accountants for the fiscal year ending September 30, 2003, and recommends the ratification of such appointment. Shareholder ratification of the selection of Semple & Cooper as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Semple & Cooper for shareholder ratification as a matter of good corporate practice. Semple & Cooper has audited the Company's financial statements since fiscal year 1997. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of Common Stock is required to approve the proposed ratification of the appointment of Semple & Cooper. The directors and officers of the Company, as of the record date, beneficially owned in excess of 96% of the Common Stock of the Company and have advised the Company that they intend to vote in favor of the ratification of Semple & Cooper. Therefore, abstentions and broker non-votes will have no effect on the proposal.

                     DISCLOSURE OF AUDIT AND NON-AUDIT FEES

AUDIT FEES

     The aggregate fees billed by Semple & Cooper for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended September 20, 2002 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal year were approximately $10,400.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     During fiscal 2002, the Company did not engage its independent public accountants to perform financial information systems design and implementation.

ALL OTHER FEES OF INDEPENDENT PUBLIC ACCOUNTANTS

     During fiscal 2002, all other fees of the Company's independent public accountants amounted to approximately $750, which primarily related to the review of the Information Statement for the Special Stockholders' Meeting held April 5, 2002.

     The Board of Directors considered whether the provision of non-audit services is consistent with maintaining the auditor's independence.

                                STOCK PERFORMANCE

     Although the Company's common stock has been listed on the OTC Bulletin Board since October 29, 2001, no trades have taken place in the security since its listing. Bid or Ask pricing is available through one of the Company's market makers.

                           ANNUAL REPORT ON FORM 10KSB

     The Company will provide, without charge, to each person receiving this statement, on the written request of any such person, a copy of the Company's Annual Report on Form 10KSB (including the financial statements and the schedules thereto) as filed with the Securities and Exchange Commission for its most recent fiscal year. Such written requests should be directed to Mary A. Nance, Treasurer, at the address of the Company appearing on page one of this information statement.

                             ADDITIONAL INFORMATION

     Additional information concerning the Company, including its Form 10KSB statement, which has been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives at www.sec.gov.


                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 /s/  Rudy R. Miller, President
                                 -----------------------------------

DATED: Phoenix, Arizona
       March 17, 2003

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